SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                -----------------

                              DWS Target 2008 Fund

On January 24, 2008, the Board of Trustees approved the liquidation and termination of the DWS Target 2008 Fund on its maturity date, May 15, 2008 ("Maturity Date"). Shareholders may exchange into another DWS fund or redeem their shares prior to the Maturity Date. All shares held until the Maturity Date will be redeemed. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.















               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

March 20, 2008
st-T2008